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                                                                    EXHIBIT 10.7

                               SECOND AMENDMENT TO

                          WHITING PETROLEUM CORPORATION

                          PRODUCTION PARTICIPATION PLAN

                                    RECITALS

        1. Effective January 1, 1981, Whiting Petroleum Corporation, a Delaware corporation (the "Company") established the Whiting Petroleum Corporation Production Participation Plan (the "Plan").

        2. Under date of December 2, 1983, a first amendment to the Plan was adopted.

        3. Under section 6.3 of the Plan, the Company reserved to itself, through action of its board of directors, the right to amend the Plan from time to time. Pursuant to that power, the Plan is hereby amended, effective as of January 1, 1989, in the manner set forth below.

                                    AMENDMENT

        1. The figure two percent (2%) of 8/8ths where the same appears in sub-paragraphs (i) and (ii) of Section 3.1(a) of Article III is hereby changed to read three percent (3%).

        IN WITNESS WHEREOF, the undersigned have executed this Second Amendment this ninth day of November 1989.

                                          WHITING PETROLEUM CORPORATION
ATTEST:

/s/ Patricia J. Byberg                    By:  /s/ Kenneth R. Whiting
-----------------------------                  --------------------------------
 Secretary                                      President